                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 7, 2005
                                                         ----------------


                        WARWICK VALLEY TELEPHONE COMPANY
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                      0-11174                  14-1160510
-------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (IRS employer
     of Incorporation)                File Number)           Identification No.)


   47 MAIN STREET, WARWICK, NEW YORK                                 10990
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (845) 986-8080
                                                           ----------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.01. Entry into a Material Definitive Agreement

           The information regarding the terms of employment of Michael A. Cutler as Vice President, Chief Financial Officer and Treasurer of Warwick Valley Telephone Company are incorporated in this Item 1.01 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

           (c) Warwick Valley Telephone Company (the "Company") has appointed Michael A. Cutler as Vice President, Chief Financial Officer and Treasurer of the Company, effective January 24, 2005. Prior to joining the Company, Mr. Cutler, 55, served from 2003 to January 2005 as Director of Finance of Gibraltar Industries Corporation - Hubbell Division. Prior to his current position, Mr. Cutler spent over 20 years in telecommunications, primarily with SBC/Ameritech, a national telecommunications company providing voice, video and data services to both business and residential customers.

               From 2001 to 2003, Mr. Cutler was a consultant / project manager for Telkon South Africa (a telecommunications subsidiary of SBC); from 2000 to 2001 was a consultant for RSM International, a consulting subsidiary of R. S. McGladry, an accounting firm; from 1993 to 2000 he served as Executive Director of Finance for SBC/Ameritech; from 1979 to 1999 he held the positions of Project Manager of Centertel Mobil Phone Company (a subsidiary of Ameritech) and Staff Accounting Manager for Ameritech/Illinois Bell. None of these companies is a parent or subsidiary of the Company. Mr. Cutler is not a director of any reporting company or registered investment company.

               In addition to being a CPA, Mr. Cutler holds an MBA, Finance & Accounting from Roosevelt University and a B.A. in Philosophy from Northwestern University.

               The Company has not entered into any employment agreement with Mr. Cutler nor does it offer any of its executive officers or senior management equity-based compensation. Mr. Cutler's appointment as Vice President, Chief Financial Officer and Treasurer was pursuant to an offer that included an annual salary of $158,000 with the possibility of an annual performance bonus as determined by the Board of Directors. Mr. Cutler will also be entitled to certain benefits, including health insurance, life insurance, the right to participate in the Company 401(k) plan which has a Company match of up to 9% of salary, several service concessions and use of a Company car.

               There was no arrangement or understanding between Mr. Cutler and any other person pursuant to which he was selected as an officer, and there is no family relationship between him and any director or executive officer of the Company.

               The Company's press release announcing the appointment of Mr. Cutler is attached hereto and incorporated herein by reference as
               Exhibit 99.1


Item 9.01. Financial Statements and Exhibits

           99.1 Press Release entitled "WVTC Announces Appointment of CFO", dated January 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WARWICK VALLEY TELEPHONE COMPANY

Dated: January 7, 2005                          By:  /s/  Herbert Gareiss, Jr.
                                                     -------------------------
                                                Name: Herbert Gareiss, Jr.
                                                Title: President, Chief
                                                       Executive Officer